Exhibit 99.2

CERTIFICATE PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                I, R. Michael Carruthers, the Chief Financial Officer of Array BioPharma Inc. (the “Company”), hereby certify that, to my knowledge and except as corrected or supplemented in a subsequent periodic report filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as of the date hereof:

(a)           the Quarterly Report on Form 10-Q of the Company for the three-month period ended December 31, 2002, filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(b)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ R. Michael Carruthers
R. Michael Carruthers
Chief Financial Officer
February 13, 2003